Leases, Commitments and Contingencies	9 Months Ended
Sep. 30, 2011
Leases, Commitments and Contingencies [Abstract]
Leases, Commitments and Contingencies

8.    Leases, Commitments and Contingencies

The Company has a lease for a building containing office and laboratory and manufacturing facilities, which expires in 2016. A portion of this lease obligation was offset by a sublease to Mendel Biotechnology, Inc. (“Mendel”). Future minimum non-cancelable lease payments at December 31, 2010 are as follows (in thousands):

	Operating Leases	Mendel Sub-Lease	Net Operating Lease Payments
Year ending December 31:
2011	1,639	(986)	653
2012	1,704	(896)	808
2013	1,774	—	1,774
2014	1,844	—	1,844
2015	1,918	—	1,918
2016	1,020	—	1,020

Total minimum lease payments	$9,899	$(1,882)	$8,017

In July 2007, the Company entered into a sublease agreement with Mendel to lease approximately 48,000 square feet of its 72,000 square foot headquarters located in Hayward, California. In April 2009, the Company entered into an amendment to its sublease agreement with Mendel to sublease an additional 1,550 square feet.

The sublease commenced in July 2007 and expires concurrently with the master lease in July 2016. Under the sublease and amendment, Mendel will make monthly base rent payments totaling $1.7 million (exclusive of the termination fee) through August 2012 that will offset a portion of the Company’s existing building lease obligation. Mendel has the option for early termination of the sublease on September 1, 2012 for a termination fee of $225,000. If the option to terminate the sublease is not exercised by Mendel, the Company will receive a total of $4.2 million of additional monthly base rent payments through the expiration of the sublease in 2016. Mendel will also pay the Company for its share of all pass through costs such as taxes, operating expenses and utilities based on the percentage of the facility space occupied by them.

The Company’s monthly rent payments fluctuates under the master lease. In accordance with U.S. generally accepted accounting principles, the Company recognizes rent expense on a straight-line basis. The Company records deferred rent for the difference between the amounts paid and recorded as expense. At December 31, 2010 and 2009, the Company had $99,000 and $136,000 of deferred rent, respectively.

For the years ended December 31, 2010 and 2009, building rent expense under operating leases totaled $661,000 and $609,000 respectively.

Indemnification

The Company from time to time enters into contracts that contingently require the Company to indemnify parties against third party claims. These contracts primarily relate to: (i) real estate leases, under which the Company may be required to indemnify property owners for environmental and other liabilities, and other claims arising from the Company’s use of the applicable premises, and (ii) agreements with the Company’s officers, directors and employees, under which the Company may be required to indemnify such persons from certain liabilities arising out of such persons’ relationships with the Company. To date, the Company has made no payments related to such indemnifications and no liabilities have been recorded for these obligations on the balance sheets at December 31, 2010 or 2009.

Legal Matters

From time to time, the Company is involved in litigation arising out of the ordinary course of its business. Currently there are no known claims or pending litigation expected to have a material effect on the Company’s overall financial position, results of operations, or liquidity.